UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2020

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Menlo Avenue, Suite 100 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-570-6791

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Item 4.01  Changes in Registrant’s Certifying Accountant.

WithumSmith+Brown, PC (“Withum”) served as the independent registered public accounting firm for 180 Life Sciences Corp. (f/k/a KBL Merger Corp. IV) (the “Company”), a special purpose acquisition company, from its inception through the closing of the business combination transaction (such transaction, the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of July 25, 2019, by and among the Company, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with 180, Katexco and CBR Pharma, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties, pursuant to which, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and as a wholly-owned subsidiary of the Company. The Business Combination became effective on November 6, 2020.

The firm of Marcum LLP (“Marcum”) served as the independent registered public accounting firm for privately-held 180 prior to the Business Combination.

On November 30, 2020, the Audit Committee of the Board of Directors of the Company approved the engagement of Marcum as the Company’s independent registered public accounting firm, effective immediately (such date, the “Effective Date”), to audit the Company’s consolidated financial statements for the year ended December 31, 2020. The Audit Committee also resolved that Withum would be dismissed as the Company’s independent registered public accounting firm effective upon the Effective Date. Accordingly, Withum was informed that it would be dismissed as the Company’s independent registered public accounting firm effective as of the Effective Date.

Withum’s report on the Company’s financial statements as of December 31, 2019 and 2018, for the years ended December 31, 2019 and December 31, 2018, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, other than the Company’s ability to continue as a going concern due to the Company’s obligation to either complete a business combination by the close of business on April 9, 2020 (extended to November 9, 2020), or cease all operations except for the purpose of winding down and liquidating. During the period of Withum’s engagement by the Company, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Withum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding the engagement of Marcum.

During the period of Withum’s engagement by the Company, the Company did not consult Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report and requested that Withum furnish a letter addressed to the U.S. Securities and Exchange Commission, which is included as Exhibit 16.1 to this Current Report, stating whether it agrees with these disclosures, and, if not, stating the respects in which it does not agree.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2020, the Board of Directors of the Company appointed Ozan Pamir to serve as the Interim Chief Financial Officer of the Company, effective immediately.

Mr. Pamir has served as the Chief Financial Officer and as a member of the Board of Directors of 180 Life Corp. (f/k/a 180 Life Sciences Corp.), a wholly-owned subsidiary of the Company following the closing of the Business Combination, since October 2018. Mr. Pamir has also served as the Chief Financial Officer and as a member of the Board of Directors of Unify Pharmaceuticals since August 2019, and as the Chief Financial Officer of Enosi Life Sciences since May 2020, both of which are pre-clinical companies focused on autoimmune diseases. Previously, Mr. Pamir served in various positions with Echelon Wealth Partners, a leading Canadian investment bank, from June 2014 to October 2018, including Investment Banking Analyst (June 2014 – June 2015), Senior Associate, Investment Banking (June 2015 – September 2017) and Vice President of Investment Banking (September 2017 – October 2018), as well as Investment Banking Analyst of OCI Groups from October 2013 to June 2014. Mr. Pamir, age 29, holds an Economics and Finance degree from McGill University and is a CFA Charterholder.

Mr. Pamir has no familial relationships with any executive officer or director of the Company. There have been no transactions in which the Company has participated and in which Mr. Pamir had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Pamir’s initial annual base salary as interim Chief Financial Officer is $240,000. He is also eligible to participate in the employee benefit plans that the Company establishes from time to time, including group health insurance, accidental death and dismemberment, group life insurance, disability insurance and dental coverage.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of WithumSmith+Brown, PC regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2020

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D..
Name: James N. Woody, M.D., Ph.D.
Title: Chief Executive Officer

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